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                                                                     EXHIBIT 21

                      CLEAN HARBORS, INC. AND SUBSIDIARIES
                                  SUBSIDIARIES

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
                                                              Principal
                                         State of             Place of
                                      Incorporation           Business
                                      -------------    ------------------------
Clean Harbors Environmental                MA          1501 Washington Street
  Services, Inc.                                       Braintree, MA 02185-0327

Clean Harbors of Natick, Inc.              MA          1501 Washington Street
                                                       Braintree, MA 02185-0327

Clean Harbors of Braintree, Inc.           MA          1501 Washington Street
                                                       Braintree, MA 02185-0327

Clean Harbors Services, Inc.               MA          1501 Washington Street
                                                       Braintree, MA 02185-0327

Clean Harbors of Baltimore, Inc.           PA          1501 Washington Street
                                                       Braintree, MA 02185-0327

Clean Harbors of Connecticut, Inc.         CT          1501 Washington Street
                                                       Braintree, MA 02185-0327

Clean Harbors of Kingston                  MA          1501 Washington Street
  Facility Corporation                                 Braintree, MA 02185-0327

Murphy's Waste Oil Service, Inc.           MA          1501 Washington Street
                                                       Braintree, MA 02185-0327

Mr. Frank, Inc.                            IL          1501 Washington Street
                                                       Braintree, MA 02185-0327

Northeast Casualty Risk                    VT          1501 Washington Street
  Retention Group, Inc.                                Braintree, MA 02185-0327

Spring Grove Resources                     DE          4879 Spring Grove Avenue
  Recovery, Inc.                                       Cincinnati, OH 45232

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